UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

April 24, 2019

(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

 Ball Corporation

Current Report on Form 8‑K

Dated April 24, 2019

5
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Resignation of Directors

At a regularly scheduled meeting of the Board of Directors held on April 24, 2019, Mr. Theodore M. Solso and Mr. Robert W. Alspaugh, both members of the Board of Directors, retired from the Board of Directors, effective April 24, 2019.

The Company issued a press release to announce these governance changes. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2019, the Board of Directors of the Company amended the Bylaws to decrease the Board of Directors from eleven to nine, by decreasing to three the number of director positions in Class II, and by decreasing to three the number of director positions in Class III. Exhibit 3(ii) attached hereto provides the text of the amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 24, 2019, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

Director	For	Withheld

Daniel J. Heinrich	225,902,870	61,835,550
Cynthia A. Niekamp	226,188,483	61,549,937
Georgia R. Nelson	211,802,450	75,935,970

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2018.

For	Against	Abstain
297,090,751	8,359,460	784,404

3.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2018 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
237,341,614	48,034,697	2,362,109	18,496,195

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Item 8.01	Other Events.

On April 24, 2019, the Company’s Board of Directors declared a cash dividend of 15 cents per share, payable June 17, 2019, to shareholders of record as of June 3, 2019. The cash dividend authorization is described in the press release dated April 25, 2019, and attached hereto as Exhibit 99.1.

The following are furnished as an exhibit to this report:

Exhibit No.	Description

3.ii	Article 3, Section A of the Amended Bylaws
99.1	Press release dated April 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION

Date: April 24, 2019	By:	/s/ Scott C. Morrison
		Name:	Scott C. Morrison
		Title:	Senior Vice President and Chief Financial Officer